Message from the President

To our members,

As we move into the second half of 2021 let s discuss if the U.S. stock performance can continue to outperform the rest of the world. While the U.S. economy will likely be the main growth driver in the next few months, the rest of the world may also improve. The Chinese economy has fully recovered from the COVID-19 crisis. European s vaccination effort started slow, but many restrictions on travel are being relaxed. Many indicators of growth give reasons for optimism, but the data is still depressed. Looking across global markets, expectations for a robust U.S. GDP growth have moved the S&P 500 up, outperforming the rest of the world.

European equity valuations look attractive as many stocks are trading at a deeper than average discount to stocks in the U.S. China continues to show growth and their policy-makers incentivize domestic production of higher valued-added products, like semiconductors. The U.S. economy will likely drive global growth during the coming months and the rest of the world s prospects may improve as well. This could be a good time to review regional allocations in your portfolio.

There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals.

If you are sensitive to stock market declines like we ve seen, consider reallocating your portfolio to make sure it also includes enough holdings that produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential.

With a long-term focus, your WoodmenLife Variable Annuity can remain a solid part of your investment plan for retirement and protecting your family with its death benefit guarantee. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.

We are always available to answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m.
CT.

Sincerely,


Tim Buderus
President & CEO
Woodmen Financial Services, Inc.